--------------------------------------------------------------------------------

                                                                    EXHIBIT 10.2


                          LOAN AND SECURITY AGREEMENT

                           Dated as of May 29, 1997

                                    between

               Nitinol Medical Technologies, Inc. (the "Lender")

                                      and

                Image Technologies Corporation (the "Borrower")



--------------------------------------------------------------------------------

                          LOAN AND SECURITY AGREEMENT

     This Loan and Security Agreement, dated as of May 29, 1997, is between Nitinol Medical Technologies, Inc., a Delaware corporation having a principal place of business at 27 Wormwood Street, Boston, Massachusetts 02210-1625 (the "Lender") and Image Technologies Corporation, a Delaware corporation having a principal place of business at 27 Wormwood Street, Boston, Massachusetts 02210-1625 (the "Borrower").


                                    RECITALS
                                    --------

     WHEREAS, the Lender and the Borrower are entering into a Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Purchase Agreement"), pursuant to which the Borrower will issue and sell to the Lender, and the Lender will purchase from the Borrower, 345,722 shares of the Borrower's Series A Convertible Preferred Stock, $0.01 par value per share;

     WHEREAS, the Borrower requires a working capital line of credit for the operation of its business following the closing of the transactions contemplated by the Series A Purchase Agreement; and

     WHEREAS, Lender is willing to provide Borrower with such financing arrangements on the terms and conditions hereafter provided.

     NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     As used in this Agreement:

     "Agreement" means this Loan and Security Agreement, as it may be amended or modified and in effect from time to time.

     "Authorized Officer" means either the President, Vice President, Treasurer or Secretary of the Borrower, acting singly.

     "Business Day" means, with respect to any borrowing or payment, a day other than Saturday or Sunday on which banks are open for business in Boston, Massachusetts.

     "Business Plan" means the business plan of the Borrower, together with the letter from Lee Thompson to Tom Tully dated February 17, 1997 with attachments and the spreadsheet labelled "IMAGE F03", all attached hereto as Exhibit F.
                                                                 ---------

     "Code" means the Uniform Commercial Code of the jurisdiction with respect to which such term is used, as in effect from time to time.

     "Collateral" shall have the meaning assigned to such term in Article IV hereof.

     "Default" means an event described in Article VII.

     "Effective Date" means the date of this Agreement.

     "GAAP" means generally accepted accounting principles consistent with those from time to time adopted by the Financial Accounting Standards Board, or its predecessor.

     "Guarantee" means the guarantee in substantially the form attached hereto as Exhibit C(2), executed by Robert Lee Thompson in favor of the Lender.
   ------------

     "Indebtedness" means all liabilities, obligations and indebtedness of any and every kind and nature, including, without limitation, all liabilities and all obligations to general creditors (other than trade payables), whether now or hereafter owing, arising, due or payable, from Borrower to any Person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise.

     "Intellectual Property Assignments" means those Grants of Security Interest in substantially the form attached hereto as Exhibits E(1) and E(2), executed
                                             -------------     ----
and delivered by the Borrower in favor of the Lender.

     "Lender Guarantees" shall have the meaning assigned to such term in Article II hereof.

     "Loan Documents" means this Agreement, the Guarantee, the Security Agreement, the Revolving Credit Note, the Intellectual Property Assignments and all other documents, agreements or instruments executed or delivered in connection with any of the foregoing.

     "Material Adverse Effect" means a material adverse effect on (i) the business, assets, operations or financial or other condition of Borrower, (ii) the Borrower's ability to pay the Obligations in accordance with the terms thereof or (iii) the Collateral or the Lender's liens on the Collateral or the priority of such liens.

     "Obligations" means all unpaid principal of and accrued and unpaid interest on the Revolving Credit Note, all amounts due under the Lender Guarantees and all other obligations, interest, fees, charges and expenses of the Borrower to the Lender arising under or in connection with the Loan Documents or the Lender Guarantees.

     "Option Period" means the period during which the Lender may exercise its option to purchase all of the outstanding capital stock of the Borrower pursuant to the Stockholders Option Agreement.

     "Other Agreements" means all Supplemental Documentation, the Guarantee, the Lender Guarantees and all agreements, instruments and documents, including, without limitation, notes, mortgages, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, trust account agreements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of Borrower and delivered to the Lender with respect to this Agreement.

     "Permitted Indebtedness" means the indebtedness or obligations described in
Section 6.5(a) of this Agreement.

     "Permitted Liens" means the liens, mortgages, encumbrances, pledges and other security interests described in clauses (i), (ii) and (iii) of Section 6.5(b) of this Agreement.

     "Person" means any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

     "Revolving Credit Commitment" means the obligation of Lender to make Revolving Loans to Borrower in an aggregate amount not to exceed $2,000,000, less the principle amount of any Loan that has been converted into shares of Series A Preferred pursuant to Article IX of this Agreement.

     "Revolving Credit Loan" means any amount(s) borrowed by Borrower from Lender pursuant to this Agreement.

     "Revolving Credit Loan Request" means a revolving credit loan request in substantially the form attached hereto as Exhibit B.
                                          ---------

     "Revolving Credit Maturity Date" means May 29, 1999.

     "Revolving Credit Payment Date" means the earliest to occur of (i) the closing of any debt or equity financing by the Borrower resulting in at least $4,000,000 in gross proceeds to the Borrower, (ii) the merger or consolidation, or other combination, of the Borrower into or with another corporation or the sale of all or substantially all of the assets of the Borrower or (iii) thirty months following the expiration of the Option Period.

     "Security Agreement" means the Security Agreement in substantially the form attached hereto as Exhibit C(1), executed by Robert Lee Thompson in favor of the
                   ------------
Lender.

     "Series A Preferred" means the Series A Convertible Preferred Stock, $0.01 par value per share, of the Borrower.

     "Stockholders Option Agreement" means the Stockholders Option Agreement of even date herewith, by and among the Borrower, each of the stockholders named therein and the Lender.

     "Supplemental Documentation" means agreements, instruments, documents, financing statements, warehouse receipts, bills of lading, notices of assignment of accounts, schedules of accounts assigned, mortgages and other written matter necessary or requested by the Lender to perfect and maintain perfected the Lender's security interest in the Collateral.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "Working Capital Purposes" means working capital purposes of the Borrower consistent with the Business Plan. For purposes of this Agreement, expenditures which do not exceed the expenditures forecast in the Business Plan by more than five percent (5%) in any quarter shall be considered working capital purposes of the Borrower consistent with the Business Plan.

     Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the Commonwealth of Massachusetts to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented and not to any particular section, subsection or clause contained in this Agreement.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

                                  ARTICLE II

                               THE LOAN FACILITY
                               -----------------

     2.1.  Revolving Credit Loan Facility.
           ------------------------------

           (a)  Revolving Credit Loans. The Lender shall, on the terms and
                ----------------------
conditions set forth in this Agreement, make Revolving Credit Loans to the Borrower at the Borrower's request for the Borrower's Working Capital Purposes from the date hereof until the Revolving Credit Maturity Date, which Revolving Credit Loans in an aggregate amount shall not exceed the Revolving Credit Commitment. The Borrower shall repay the aggregate outstanding principal amount of each such Revolving Credit Loan on the Revolving Credit Payment Date and all outstanding interest due on each Revolving Credit Loan and all other amounts owing under this Agreement or the Loan Documents no later than the Revolving Credit Payment Date. If the aggregate of all outstanding Revolving Credit Loans shall at any time exceed the Revolving Credit Commitment, the Lender shall demand that the Borrower immediately pay such excess to the Lender. The obligation of the Borrower to repay the principal amount of each Revolving Credit Loan and any and all interest which accrues thereon shall be evidenced by a promissory note in the original principal amount of up to the Revolving Credit Commitment executed and delivered by the Borrower in substantially the form of Exhibit A hereto (the "Revolving Credit Note").
---------

           (b)  Making Revolving Credit Loans. Each Revolving Credit Loan shall
                -----------------------------
be made on notice of the principal amount of each Revolving Credit Loan given by the Borrower to the Lender not later than 12:00 noon on the second day prior to the date of the proposed Revolving Credit Loan. Such notice shall be made by submitting to the Lender a duly executed Revolving Credit Loan Request (which specifies the amount of such Revolving Credit Loan). Each Revolving Credit Loan shall comply with all of the provisions of this Agreement. If the Lender is required to make the requested loan or advance pursuant to Section 2.1(a) of this Agreement, the Lender shall advance the requested amount to the Borrower in immediately available funds to an account designated by the Borrower in the Revolving Credit Loan Request.

     2.2.  Interest.
           --------

           (a)  Interest Rates. Each Revolving Credit Loan, and the amount due
                --------------
under any Lender Guarantee, shall accrue interest at a rate per annum equal to ten percent (10%) (the "Interest Rate"); provided, however, that while a Default
                                         --------  -------
exists, amounts payable under the Loan Documents shall bear interest (compounded monthly and payable on demand with respect to overdue amounts) at a rate per annum equal to thirteen percent (13%) until such amounts are paid in full. Subject to Section 9.5 of this Agreement, the Borrower shall pay all accrued but unpaid interest on each Revolving Credit Loan on the Revolving Credit Payment Date.

           (b)  Interest Basis. Interest shall be calculated for actual days
                --------------
elapsed on the basis of a 360-day year. Interest shall be payable for the day any Revolving Credit Loan is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on any Revolving Credit Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.3.  Method of Payment.  All payments of principal, interest and fees
           -----------------
hereunder shall be made in immediately available funds in United States Dollars to the Lender at the Lender's address specified pursuant to Section 10.14 of this Agreement, by noon (local time) on the date when due. Any of the Revolving Credit Loans outstanding at any time under this Agreement may be prepaid in whole or in part without penalty.

     2.4.  Guarantees.  The Lender may, in its sole discretion, agree, on the
           ----------
terms and conditions set forth in this Agreement, to guarantee obligations of the Borrower under (i) that certain Lease by and between the Borrower and Wormwood Realty Trust for the lease of premises located at 27 Wormwood Street, Boston, Massachusetts and (ii) that certain Equipment Lease by and between the Borrower and BancBoston Leasing, which guarantees in an aggregate amount shall not exceed $1.2 million and shall be on terms and conditions acceptable to the Lender, in its sole discretion (the "Lender Guarantees"). The Borrower shall repay to the Lender any amounts paid under the Lender Guarantees, together with all accrued interest thereon, no later than the Revolving Credit Payment Date. Unless otherwise agreed by the parties, all Lender Guarantees issued by the Lender hereunder shall terminate on the Revolving Credit Payment Date. The Borrower acknowledges and agrees that in the event the Lender is required to make any payments under Lender's guarantee of the Lease described above, the Borrower shall, at the request of the Lender, assign all of its rights, including occupancy, under the Lease to the Lender and promptly vacate the leased premises, as provided in that certain agreement of even date herewith by and between the Lender and the Borrower.

                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

     3.1.  Conditions to Closing.  The agreement of the Lender to make any
           ---------------------
Revolving Credit Loan hereunder is subject to the Borrower having furnished to the Lender, or caused to be furnished to the Lender (unless otherwise waived by the Lender), the following, in a form and substance reasonably satisfactory to the Lender and its counsel: (a) the Revolving Credit Note; (b) the Security Agreement and the Guarantee, together with written documentation satisfactory to Lender evidencing that Lender holds a perfected security interest in the collateral securing such Guarantee; (c) each of the other Loan Documents; (d) a certificate of the Secretary of the Borrower: (1) certifying that attached thereto are true and correct copies of documents evidencing all corporate action taken to authorize this transaction and (2) giving the name, position and signature specimen of all authorized officers; (e) the written opinion of counsel to the Borrower, addressed to the Lender in the form attached hereto as

Exhibit D; (f) written documentation satisfactory to Lender evidencing that
---------
Lender holds a perfected security interest in the Collateral junior only to the Permitted Liens; and (g) such other documents as Lender or its counsel may reasonably request.

     3.2.  Conditions To All Borrowings.  Any agreement of the Lender to make
           ----------------------------
any Revolving Credit Loan, whether or not after the Effective Date, shall also be subject to the following conditions precedent:

           (a) Borrower shall deliver to the Lender a Revolving Credit Loan Request, executed by the President of the Borrower, certifying
               (i) that each of the representations and warranties of the Borrower contained in this Agreement and the Loan Documents, or in any other document or instrument delivered pursuant to this Agreement, shall be true and correct as of the date as of which they were made and shall also be true and correct as of the date the Revolving Credit Loan is made and no Default shall have occurred and be continuing and (ii) as to the Working Capital Purpose for which the Revolving Credit Loan shall be used and that the Borrower is operating in accordance with the Business Plan;

           (b) The Borrower shall have complied with all other requirements under this Agreement; and

           (c) No third party patent or other intellectual or industrial property right that includes a claim which covers or allegedly covers a Licensed Product (as defined in the License Agreement of even date herewith by and between the Borrower and Robert Lee Thompson) and which prevents the Borrower from entering the market or, once entered, continuing in the market for such Licensed Products, shall have issued.

                                  ARTICLE IV

                          GRANT OF SECURITY INTEREST
                          --------------------------

     4.1 To secure payment and performance of all Obligations, the Borrower hereby grants to the Lender a security interest in Borrower's now owned or hereafter acquired:

     (a) Inventory, including but not limited to all inventory, supplies, raw materials, work in process, goods, merchandise, finished inventory and other tangible personal property held by the Borrower for sale or for lease, furnished or to be furnished under contracts of service, or used or consumed in the Borrower's business, goods in transit, any and all returned or repossessed inventory or merchandise and all documents of title (whether negotiable or negotiable) representing any of the foregoing, and all proceeds thereof; and

     (b) Accounts, including, but not limited, to all accounts, all rights of the Borrower to payment for goods sold or leased or for services rendered, and all accounts receivable of the Borrower; all obligations owing to the Borrower evidenced by an instrument or chattel paper; all rights of the Borrower to payment under a contract not yet earned by performance; all obligations owing to the Borrower of any kind or nature, including all writings, if any, evidencing the same, including all instruments, drafts, acceptances and chattel paper; and any and all proceeds of any of the foregoing. Further included within the term "Accounts" are all right, title and interest of Borrower in and to the inventory which gave rise to any Account (including the right of stoppage in transit), all guaranties of, and security and liens with respect to, any Account, and all Accounts, Documents and Contract Rights of Borrower as defined in the Uniform Commercial Code; and

     (c) Instruments and Chattel Paper, including all instruments and chattel paper as defined in the Uniform Commercial Code and all proceeds thereof; and

     (d) General Intangibles, including, but not limited to, all general intangibles as defined in the Uniform Commercial Code and all proceeds thereof, including without limitation, any and all rights of Borrower to any refund of any tax assessed against Borrower or paid by Borrower, loss carry-back tax refunds, insurance premium rebates, unearned premiums, insurance proceeds, choses in action, names, trade names, goodwill, trade secrets, computer programs, computer records, data, computer software, customer lists, patents, patent rights, patent applications, patents pending, patent licenses or assignments, development ideas and concepts, licenses, permits, franchises, telephone numbers, literary rights, rights to performance, trademarks, trademark applications, trademark rights, logos, intellectual property, copyrights, proprietary or other processes, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, research, literature, proposals, cost estimates, routes, and other reproductions on paper or otherwise, of any and all concepts or ideas, whether or not related to the business or operations of Borrower, and including the patents and trademarks listed on
          Schedule A hereto; and
          ----------

     (e) Equipment, including but not limited to all equipment, vehicles, machinery, tools, furniture, fixtures, trade fixtures and parts. Further included within the term "Equipment" is all tangible personal property utilized in the conduct of the Borrower's business (but excluding any property hereinbefore defined as "Inventory") and all additions, accessions, substitutions, components, and replacements thereto, therefor and thereof and all proceeds thereof; and

     (f) Other tangible and intangible property, including, without limitation, all investment property; and

          all products and proceeds of all of the above subclauses (a) through
          (f), including insurance proceeds (collectively, the "Collateral").


                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     The Borrower represents and warrants to the Lender that on the date hereof, and on the date of each and every Revolving Credit Loan made after the date hereof:

     5.1. Organization; Good Standing.  The Borrower is a corporation duly
          ---------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where it is doing business.

     5.2.  Executive Offices.  The location of the Borrower's chief executive
           -----------------
office, principal place of business, other offices and places of business and of the Borrower's Accounts and Inventory are set forth on Schedule 5.2 hereto, and
                                                       ------------
are the sole offices and places of business of Borrower.

     5.3.  Corporate Power; Authorization; Enforceable Obligations.  The
           -------------------------------------------------------
execution, delivery and performance by Borrower of the Loan Documents and Other Agreements, to the extent it is a party thereto, and the creation of all liens provided for herein and therein: (i) are within Borrower's corporate power;
(ii) have been, and will be, duly authorized by all necessary or proper action;
(iii) are not in contravention of any provision of Borrower's by-laws or charter; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound (except for such conflict, breach, termination, default or acceleration as could not reasonably be expected to have a Material Adverse Effect or which has been waived or consented to); (vi) will not result in the creation or imposition of any lien upon any of the property of Borrower other than those in favor of the Lender, all pursuant to the Loan Documents; and
(vii) do not require the consent or approval of any governmental body, agency, authority or any other Person except such consents as have been obtained and are in effect. At or prior to the initial Revolving Credit Loan, each of the Loan Documents to be delivered at such time shall have been duly executed and delivered for the benefit of or on behalf of Borrower and each shall then constitute a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms.

     5.4.  Liabilities of the Company.  The outstanding liabilities of the
           --------------------------
Borrower as of the date of this Agreement are as set forth on Schedule 5.4
                                                              ------------
hereto.

     5.5.  Other Representations and Warranties in Series A Purchase Agreement.
           -------------------------------------------------------------------
All of the representations and warranties set forth in Section 3 of the Series A Purchase Agreement are true and correct as if made on the date hereof.


                                   ARTICLE VI

                                   COVENANTS
                                   ---------

     Unless the Lender shall otherwise consent in writing, while any Revolving Credit Loans or Obligations remain outstanding to the Borrower under this Agreement or any other agreement, note, document or instrument with the Lender:

     6.1.   Reports and Notices.  Borrower shall deliver, or cause to be
            -------------------
delivered, to the Lender:

            (a) As soon as practicable, but in any event within two (2) Business Days after Borrower becomes aware of the existence of any Default or Unmatured Default, or any development or other information which could reasonably be expected to have a Material Adverse Effect, telephonic or telecopy notice specifying the nature of such Default or Unmatured Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within three (3) days.

            (b) Thirty (30) days prior written notice of any change in the location of the Borrower's chief executive office, principal place of business, other offices and places of business and of the Borrower's Accounts and Inventory.

            (c) Such other information respecting the Borrower's business, financial condition or prospects as the Lender may, from time to time, reasonably request.

     Borrower hereby authorizes the Lender to communicate directly with its independent certified public accountants and authorizes those accountants to disclose to the Lender any and all financial statements and other supporting financial documents and schedules.

     6.2.   Transactions with Affiliates.  Borrower shall not make any payments
            ----------------------------
or distributions of any kind to any shareholder of the Borrower or any affiliates of such shareholder on account of stock ownership. Borrower shall not enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or for any shareholder or director of the Borrower, or any affiliate of such person or entity, unless such transactions are in the ordinary course of Borrower's business and are upon fair and reasonable terms no less favorable to Borrower than Borrower would obtain in a comparable arm's length transaction with an unaffiliated person.

     6.3.   Corporate Existence, etc.  Borrower shall maintain its corporate
            -------------------------
existence, business and assets, keep its business and assets adequately insured, maintain its chief executive office at the address set forth on the signature pages hereto, continue to engage in the same lines of business, and comply in all material respects with all requirements of law, including ERISA, Federal Food and Drug Administration laws and regulations and environmental laws. Borrower will maintain all of its assets and property in good repair and working order.

     6.4.   Cooperation with Lender.  Borrower shall cooperate with the Lender,
            -----------------------
take such action, execute such documents, and provide such information as the Lender may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Loan Documents.

     6.5.   Indebtedness and Liens.
            ----------------------

            (a) The Borrower will not create, incur, assume, guarantee or become liable, contingently or otherwise, with respect to any indebtedness or obligation, except (i) Indebtedness which is subordinated to the Obligations, provided the terms of such Indebtedness, including the terms of subordination
--------
thereof, are satisfactory to the Lender, in its sole discretion, in all respects; (ii) current liabilities of the Borrower incurred in the ordinary course of business consistent with past practice and not incurred through the borrowing of money or the obtaining of credit (except credit on an open account customarily extended); (iii) Indebtedness in respect of taxes or other governmental charges being contested in good faith by the appropriate proceedings; (iv) operating leases entered into by the Borrower in the ordinary course, provided such operating leases shall not cause a Default herein; and
        --------
(vi) such other Indebtedness described on Schedule 6.5 hereto.
                                          ------------

            (b) The Borrower will not create, incur or allow to be created or exist any lien, encumbrance, mortgage, pledge or other security interest of any kind upon any of its assets, except (i) liens securing the Obligations; (ii) liens securing taxes or governmental charges not yet due; or (iii) liens described on Schedule 6.5 hereto.
             ------------

     6.6.   Issuance of Securities.  Borrower will not authorize or issue, or
            ----------------------
enter into any agreement for the authorization or issuance of, any shares of any class or series of stock of the Borrower or any rights, options or warrants to subscribe for, purchase or otherwise acquire common stock or other capital stock of the Borrower or any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable or exercisable for common stock or other capital stock of the Borrower, other than (i) up to an aggregate of 200,000 shares of common stock issued pursuant to the Borrower's 1997 Stock Option Plan as in effect on the date hereof, (ii) shares of Series A Preferred (and shares of common stock issuable upon conversion thereof) issued pursuant to this Agreement and (iii) any warrants issuable to Junewicz & Company ("Junewicz", and all such warrants referred to collectively as the "Junewicz Warrants") pursuant to that certain engagement letter dated May 23, 1997 between the Company and Junewicz (and shares of Common Stock issuable upon exercise thereof).

     6.7    Insurance.  Borrower agrees to keep all of the Collateral insured
            ---------
with coverages in amounts not less than usually carried by one engaged in a like business (and in any event not less than that required by Lender), naming the Lender as a loss payee, and payable to the Lender and Borrower, as their interests may appear. Borrower hereby appoints Lender as attorney-in-fact for Borrower in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts. As further assurance for the payment and performance of the Obligations, Borrower hereby assigns to Lender all sums, including returned or unearned premiums, that may become payable under any policy of insurance on the Collateral, and Borrower hereby directs each insurance company issuing any such policy to make payment of such sums directly to Lender.

     6.8.   Inspection.  Borrower will keep accurate and complete records of the
            ----------
Collateral, and Lender or any of its agents shall have the right, upon reasonable notice, to inspect the Collateral wherever located and to visit Borrower's place or places of business, at intervals to be determined by Lender and without Borrower's hindrance or delay, to inspect, audit, check and make extracts from any copies of books, records, journals, orders, receipts and correspondence that relate to the Collateral or to the general financial condition of Borrower. Lender may temporarily remove any of the Borrower's records for the purpose of having copies made thereof.

     6.9.   Taxes.  Borrower will pay all real and personal property taxes,
            -----
assessments and charges as well as all franchise, income, unemployment, old age benefit, withholding, sales and other taxes assessed against it, or payable by it at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to its property, and will furnish the Lender upon request, receipts, or other evidence that deposits or payments have been made.

     6.10.  Sales.  Borrower will not sell or dispose of any of its assets,
            -----
including the Collateral, except in the ordinary and usual course of its business.

     6.11.  Reimbursement.  Borrower will reimburse Lender on demand for any
            -------------
sums paid or advanced by Lender to satisfy any tax, lien or security interest or other encumbrance on the Collateral, to provide insurance on the Collateral or to pay for the maintenance and preservation of the Collateral; provided however,
                                                               -------- -------
that Lender shall not be obligated to make any such payments or deposits. Any such sums paid or advanced by Lender shall be deemed secured by the Collateral and constitute part of the Obligations.


                                  ARTICLE VII

                                   DEFAULTS
                                   --------

     The occurrence of any one or more of the following events shall constitute a Default, without further notice or demand:

     7.1. Any representation or warranty made in this Agreement, the Other Agreements, any Loan Document, the Series A Purchase Agreement, the Stockholders Option Agreement, or in any written statement, certificate or information delivered in connection with this Agreement, the Other Agreements, any other Loan Document, the

Series A Purchase Agreement or the Stockholders Option Agreement by or on behalf of the Borrower, or by any other party thereto (other than the Lender), to the Lender shall be materially false on the date as of which made.

     7.2. Nonpayment of principal or interest under the Revolving Credit Note when due.

     7.3. The breach by the Borrower, or by any other party (other than the Lender), of any of the covenants contained in this Agreement, the Series A Purchase Agreement or the Stockholders Option Agreement.

     7.4. The occurrence of a default or an event of default under any of the Loan Documents or under any other agreement, instrument or document with respect to borrowed money to which the Borrower is a party.

     7.5. The Borrower shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, acquiesce in, or have appointed for it or any substantial portion of its property a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.5.

     7.6. This Agreement shall for any reason fail to create a valid and perfected security interest in any collateral purported to be covered hereby, except as permitted by the terms of this Agreement, or this Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of this Agreement.


                                 ARTICLE VIII

                ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                ----------------------------------------------

     8.1.   Acceleration.  If any Default described in Sections 7.4 or 7.5
            ------------
occurs with respect to the Borrower, the Obligations shall immediately become due and payable without any election, notice or action on the part of the Lender. If any other Default occurs, the Lender may declare the Obligations to be due and payable, whereupon the

Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

     8.2.   Amendments.  The Lender and the Borrower may enter into written
            ----------
agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lender or the Borrower hereunder or waiving any Default hereunder. To be effective, any such amendment or waiver must be in writing and signed by the Lender and the Borrower.

     8.3.   Preservation of Rights; No Adverse Impact.  No delay or omission of
            -----------------------------------------
the Lender to exercise any right under this Agreement or any of the Loan Documents, shall impair such right or be construed to be a waiver of any Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents, whatsoever shall be valid unless in writing signed by the Lender, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents, or by law afforded shall be cumulative and all shall be available to the Lender until the Obligations have been paid in full.

     8.4.   Remedies.
            --------

            (a) Upon the occurrence of a Default, the Lender may proceed to protect and enforce the Lender's rights by suit in equity, action of law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in this Agreement, any Loan Document or in any instrument or document delivered to the Lender pursuant hereto, or in the exercise of any rights, remedies or powers granted in this Agreement, any Loan Document and/or any such instrument or document.

            (b) The Lender may enter and take possession of all Collateral and the premises on which they are located, and in the Lender's sole discretion operate and use Borrower's equipment, whether or not Collateral hereunder, complete work in process, without being liable to Borrower on account of any losses, damage or depreciation that may occur as a result thereof so long as Lender shall act reasonably and in good faith; and at the Lender's option and without notice to Borrower (except as specifically herein provided) Lender may sell, lease, assign and deliver the whole or any part of the Collateral, or any substitute therefor or any addition thereto, at public or private sale, for cash, upon credit, or for future delivery, at such prices and upon such terms as Lender deems advisable, including without limitation, the right to sell or lease in conjunction with other property, real or personal, and allocate the sale or lease proceeds among the items of property sold without the necessity of the Collateral being present at any such sale or lease, or in view of prospective purchasers thereof.

Lender shall give Borrower at least ten (10) days' notice by hand delivery or by United States first-class mail, postage prepaid (in which event notice shall be deemed to have been given when so deposited in the mail), to the address specified herein, of the time and place of any public or private sale or other disposition unless the Collateral is perishable, threatens to decline speedily in value, or is the type customarily sold in a recognized market. Upon such sale, Lender may become the purchaser of the whole or any part of the Collateral, discharged from all claims and free from any right of redemption.
In case of any such sale by Lender of all or any of said Collateral on credit or for future delivery, property so sold may be retained by Lender until the selling price is paid by the purchaser. Lender shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, the said property may again be sold.

            (c) The Lender, for a term to commence on the date of the occurrence of a Default and continuing thereafter until all debts and Obligations of any kind or character owing from Borrower to Lender are fully paid and discharged, may enter and use all premises or places of business which Borrower presently has or may hereafter have and where any of said Collateral may be located, and the Lender may use all machinery and equipment owned or leased by Borrower and all goodwill, patent rights, trade names, or logos, whether or not Collateral hereunder.

            (d) Borrower will assemble the Collateral in a single location at a place to be designated by Lender and make the Collateral at all times secure and available to Lender.

            (e) Following the occurrence of a Default, at Borrower's expense, the Lender in its own name or in the name of others may communicate with account debtors in order to verify with them to Lender's satisfaction the existence, amount and terms of any accounts or contract rights and also notify account debtors that Collateral has been assigned to Lender and that payments shall be made directly to Lender. Upon request of Lender, Borrower will so notify such account debtors and will indicate on all billings to such account debtors that their accounts must be paid to Lender. Borrower does hereby appoint Lender and its agents as Borrower's attorney-in-fact: to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of the Borrower; to endorse the name of Borrower upon any notes, checks, drafts, money orders, or other instruments, documents, receipts or Collateral that may come into its possession and to apply the same in full or part payment of any amounts owing to Lender; to sign and endorse the name of Borrower upon any documents, instruments, drafts against account debtors, assignments, verifications and notices in connection with Accounts, and any instrument or document relating thereto or to Borrower's rights therein; and to give written notice to any office and officials of the United States Post Office to effect such change or changes of address that all mail addressed to Borrower may be delivered directly to Lender. Borrower hereby grants to its said attorney-in-fact full power to do any and all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do, and hereby ratifies all that its attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable for the term of this Agreement for all transactions hereunder and thereafter as long as Borrower may be indebted to Lender.

     8.5.   Application of Proceeds.  Any and all proceeds of any Collateral
            ------------------------
realized or obtained by the Lender upon exercise of its rights and remedies hereunder, shall be applied to the amounts outstanding under this Agreement or any other Loan Document, after payment of any and all costs and expenses, fees and commissions and taxes of such sale, collection or other realization, in accordance with the following:

     (a) Any and all proceeds of any Collateral shall first be applied to the payment of any and all expenses, charges or other amounts which may be due and owing under this Agreement or the Loan Documents; and

     (b) Any and all proceeds of any Collateral remaining after application as provided in paragraph (a) above shall first be applied to the payment of principal, interest or charges outstanding under the Revolving Credit Loans or under the Loan Documents; and

     (c)    Any surplus remaining after application as provided in paragraphs
            (a) and (b) above shall be paid to the Borrower, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

     8.6    Remedies Cumulative.  All remedies available under this Agreement
            -------------------
are cumulative and the exercise of any one remedy shall not preclude the exercise of any other remedy hereunder.

                                  ARTICLE IX

                                  CONVERSION
                                  ----------

     9.     Optional Conversion.  Any Revolving Credit Loan and any amount
            -------------------
available under the Revolving Credit Commitment shall be subject to optional conversion, at the Lender's option, as set forth below (the "Conversion Rights"):

     9.1    Right to Convert.  The outstanding principal amount of any Revolving
            ----------------
Credit Loan shall be convertible, at the option of the Lender, at any time and from time to time prior to the expiration of the Option Period, into fully paid and nonassessable shares of Series A Preferred in accordance with the provisions set forth below. In addition, the Lender may, at its option and at any time and from time to time prior to the expiration of the Option Period, make additional Revolving Credit Loans to the Borrower, up to the amount of the Revolving Credit Commitment, and convert the principal amount of any such additional Revolving Credit Loan into fully paid and nonassessable shares of Series A Preferred. In the event the principal amount of the Revolving Credit Loans to be converted equals $2,000,000 (i.e., the initial Revolving Credit Commitment), such Revolving Credit Loans shall be convertible into 548,090 shares of Series A Preferred (such that after giving effect to the issuance of such shares of Series A Preferred, the Lender shall hold, in the aggregate, shares of Common Stock (including all shares of Series A Preferred held by the Lender (whenever acquired) on an as-converted basis) representing 43% of the outstanding capital stock of the Borrower). For the purposes hereof, "outstanding capital stock" shall include the shares of Common Stock issuable upon exercise of the Junewicz Warrants, but exclude (i) any shares of Common Stock issuable upon exercise of outstanding stock options and (ii) any shares reserved for the grant of stock options in the future. In the event the principal amount of the Revolving Credit Loans to be converted is less than $2,000,000, the number of shares of Series A Preferred into which such Revolving Credit Loans shall be convertible shall be equal to one percent of the outstanding capital stock of the Borrower (after giving effect to any conversion hereunder) for each $100,000 in principal amount of Revolving Credit Loans so converted.

     9.2    Fractional Shares.  No fractional shares of Series A Preferred shall
            -----------------
be issued upon conversion of any Revolving Credit Loan, but the Revolving Credit Note will be marked to reflect a credit for the amount of the Revolving Credit Loan converted in respect of which any fraction of a share would otherwise be issuable upon conversion of such Revolving Credit Loan. Such credit shall be based on the fair market value of the Series A Preferred at the time of conversion of any Revolving Credit Loan, as determined in good faith by the Board of Directors.

     9.3    Mechanics of Conversion.
            -----------------------

            (a) In order for the Lender to convert any Revolving Credit Loan or other amount available under the Revolving Credit Commitment into shares of Series A Preferred, the Lender shall deliver to the Borrower, during usual business hours at the Borrower's principal executive offices, written notice of its election to convert the principal amount of any Revolving Credit Loans, or the portion thereof specified in such notice, into shares of Series A Preferred. Such notice shall also state the name or names (and addresses) in which the Lender wishes the certificate or certificates for shares of Series A Preferred which shall be issuable on such conversion to be issued. Such conversion shall be deemed to have been made at the time the notice specified above shall have been received by the Borrower at its principal executive office (the "Conversion Date"), and the holder in whose name any certificate or certificates for shares of Series A Preferred shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby. The Borrower shall, as soon as practicable after the Conversion Date (and, in any event, within five Business Days), issue and deliver to the Lender, or to its nominees, a certificate or certificates for the number of shares of Series A Preferred to which the Lender shall be entitled. If less than the entire outstanding principal amount of the Revolving Credit Loans is being converted, the Revolving Credit Note shall promptly be marked to reflect a credit for the amount of the Revolving Credit Loans so converted.

            (b) The Lender shall, at all times prior to the expiration of the Option Period, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of any Revolving Credit Loan or amount available under the Revolving Credit Commitment, such number of its duly authorized shares of Series A Preferred as shall from time to time be sufficient to effect the conversion of any Revolving Credit Loan or any amount available under the Revolving Credit Commitment.

            (c) The Borrower shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Series A Preferred pursuant to this Article IX.

     9.4    Mergers and Consolidations.  If, prior to the expiration of the
            --------------------------
Option Period, the Borrower shall at any time consolidate or merge with, or otherwise combine with, another corporation (other than a merger or consolidation in which the Borrower is the surviving corporation), the Lender will thereafter be entitled to receive, upon the conversion hereof, the securities or property to which a holder of the number of shares of Series A Preferred then deliverable upon the conversion of the Revolving Credit Loans would have been entitled upon such consolidation, merger or combination, and the Borrower shall take such steps in connection with such consolidation, merger or combination as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the conversion of any Revolving Credit Loan or amount available under the Revolving Credit Commitment.

     9.5    Accrued Interest.  Upon the conversion of any Revolving Credit Loan,
            ----------------
the Borrower shall not be required to pay any accrued but unpaid interest on the amount so converted up to the Conversion Date.

     9.6    Securities Act of 1933.  Upon conversion of any Revolving Credit
            ----------------------
Loan, the Lender may be required to execute and deliver to the Borrower an instrument, in form satisfactory to the Borrower, representing that the shares issuable upon conversion of the Revolving Credit Loan are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended.

                                   ARTICLE X

                              GENERAL PROVISIONS
                              ------------------

     10.1.  Survival of Representations.  All representations and warranties of
            ---------------------------
the Borrower contained in this Agreement shall survive delivery of the Revolving Credit Note and the making of the Revolving Credit Loans herein contemplated.

     10.2.  Headings.  Section headings in the Loan Documents are for
            --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     10.3.  Entire Agreement.  The Loan Documents embody the entire agreement
            ----------------
and understanding between the Borrower and the Lender and supersede all prior agreements and understandings between the Borrower and the Lender relating to the subject matter thereof.

     10.4.  No Third-Party Beneficiary.  This Agreement shall not be construed
            --------------------------
so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     10.5.  Expenses.  All expenses incurred in connection with preparing,
            --------
executing and delivering this Agreement and the Loan Documents and all related instruments and documents executed and delivered in connection herewith, and in connection with any and all amendments and/or modifications of the Loan Documents shall be borne by the party incurring such expense. Upon the occurrence of a Default, and so long as a Default is continuing, Borrower shall pay to Lender on demand all expenses incurred in connection with the collection and enforcement of all Obligations under the Loan Documents, including, without limitation, all reasonable attorneys' fees and expenses, and all costs incurred by Lender in connection with the collection and enforcement of the Obligations and in connection with any proceeding commenced by or against the Borrower under Title 11 of the U.S. Code.

     10.6.  Indemnity.  Borrower hereby indemnifies the Lender and its
            ---------
respective directors, officers, employees, affiliates and agents (collectively, "Indemnified Persons") against, and agrees to hold each such Indemnified Person harmless from, any and all losses, claims, costs, fees, expenses, damages and liabilities, including claims brought by any officer, director or shareholder or former officer, director or shareholder of the Borrower, and related expenses (including reasonable counsel fees and expenses), incurred by such Indemnified Person arising out of any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to any transactions, services or matters that are the subject of, or related to, the Loan Documents; provided, however, that such indemnity shall not apply to any
                --------  -------
such losses, claims, costs, fees, expenses, damages or liabilities determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person. All amounts due hereunder shall be payable on demand and shall constitute Obligations hereunder.

     10.7.  Severability of Provisions.  Any provision in any Loan Document that
            --------------------------
is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     10.8.  CHOICE OF LAW.  THIS AGREEMENT AND THE LOAN DOCUMENTS (OTHER THAN
            -------------
THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (AND NOT THE LAW OF CONFLICTS) OF THE COMMONWEALTH OF MASSACHUSETTS.

     10.9.  CONSENT TO JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY SUBMITS TO
            -----------------------
THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN THE COMMONWEALTH OF MASSACHUSETTS.

     10.10. WAIVER OF JURY TRIAL.  THE BORROWER HEREBY WAIVES TRIAL BY JURY IN
            --------------------
ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     10.11.  Further Assurances.  The Borrower, at its own expense, shall do,
             ------------------
make, execute and deliver all such additional and further acts, deeds, assurances, documents, instruments and certificates as the Lender may reasonably require, including, without limitation, (a) executing, delivering and filing financial statements and continuation statements under the Uniform Commercial Code and grants of security interests in patents, patent applications, trademarks, trademark applications and other intellectual property of the Borrower, (b) obtaining governmental and other third party consents and approvals, and (c) obtaining waivers from mortgagees and landlords.

     10.12.  Setoff.  In addition to, and without limitation of, any rights of
             ------
the Lender under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any indebtedness from the Lender to the Borrower may be offset and applied toward the payment of the Obligations owing to the Lender, whether or not the Obligations, or any part hereof, shall then be due.

     10.13.  Successors and Assigns.  The terms and provisions of this Agreement
             ----------------------
and the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents.

     10.14.  Giving Notice.  All notices and other communications provided to
             -------------
any party hereto under this Agreement or any other Loan Document shall be in writing and shall be delivered by hand, sent by fax or overnight courier or mailed by first class certified or registered mail, return receipt requested, postage prepaid, in each case addressed or delivered to such party at their addresses set forth in the first paragraph of this Agreement, unless otherwise designated in writing to the other parties hereto.

Notices provided in accordance with this Section 10.14 shall be deemed given (1) when received, if sent by hand, (2) when received, if sent by fax prior to 5:00 p.m. local time at the place received (otherwise on the next following Business
Day), (3) one Business Day after delivery to a nationally reorganized overnight courier service and (4) three Business Days after deposit in the U.S. mail, first class certified or registered, postage prepaid.

     10.15.  Change of Address.  The Borrower and the Lender may each change the
             -----------------
address for service of notice upon it by a notice in writing to the other parties hereto.

     10.16.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and the Lender.

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the date first above written.


                                     Borrower:  IMAGE TECHNOLOGIES
                                                CORPORATION
                                                27 Wormwood Street
                                                Boston, MA  02210


                                     By:  /s/ Robert Lee Thompson
                                        ---------------------------------------
                                     Name:    Robert Lee Thompson
                                     Title:   President


                                     Lender:  NITINOL MEDICAL
                                              TECHNOLOGIES, INC.
                                              27 Wormwood Street
                                              Boston, MA  02210


                                     By:  /s/ Thomas M. Tully
                                        ---------------------------------------
                                     Name:    Thomas M. Tully
                                     Title:   President

                                   Schedules
                                   ---------


Schedule A - Patents, Trademarks and Copyrights
Schedule 5.2 - Executive Offices
Schedule 5.4 - Outstanding Liabilities
Schedule 6.5 - Permitted Liens and Indebtedness



                                   Exhibits
                                   --------


Exhibit A - Revolving Credit Note
Exhibit B - Revolving Credit Loan Request
Exhibit C(1) - Security Agreement
Exhibit C(2) - Guarantee
Exhibit D - Form of Opinion
Exhibit E(1) - Grant of Security Interest (Trademarks)
Exhibit E(2) - Grant of Security Interest (Patents)
Exhibit F - Business Plan of Borrower

                                  SCHEDULE A
                                  ----------


(A)  Trademark Applications:
     -----------------------

     (i)     TroCam:     75237888  -  February 7, 1997
     (ii)    GynaCam:    75238114  -  February 7, 1997
     (iii)   TroView:    75238108  -  February 7, 1997

(B)  Patent Applications:
     -------------------

     (i) Surgical/Diagnostic Imaging Device. The application claims the benefit of Provisional Application No. 60/003,802 filed September 15, 1995.

     (ii) Video Gynecological Examination Apparatus. This application claims the benefit of prior filed copending U.S. Provisional Application No. 60/011,255 filed February 7, 1996.

     (iii) System For Single-Puncture Endoscopic Surgery with Serial No. 60/011, 269 filed February 5, 1996.

     (iv)    Lens Application, Serial No. (not yet assigned) and mailed May 24,
             1996.

     (v) Device for Coupling a CCD Camera To An Endoscope, Serial No. (not yet assigned) and mailed May 7, 1997.

There are no service marks or copyright registrations.


                                 SCHEDULE 5.2
                                 ------------

27 Wormwood Street, Boston, Massachusetts 02210-1625


                                 SCHEDULE 5.4
                                 ------------

     The outstanding liabilities of the Borrower are set forth on the attached Financial Statements of the Borrower previously delivered to the Borrower; together with a total of $102, 808.00 due at the closing to individual lenders, including $15,000.00 due to Robert Lee Thompson.


                                 SCHEDULE 6.5
                                 ------------

     NONE, except for $102,808.00 due at the closing to individual lenders, including $15,000.00 due to Robert Lee Thompson.

                             REVOLVING CREDIT NOTE


$2,000,000.00                                                 May 29, 1997
                                                         Boston, Massachusetts

     FOR VALUE RECEIVED, on the Revolving Credit Payment Date (as defined in the Loan and Security Agreement referred to below), Image Technologies Corporation, a Delaware corporation (the "Borrower"), promises to pay to Nitinol Medical Technologies, Inc., a Delaware corporation (the "Lender"), or order, at 27 Wormwood Street, Boston, Massachusetts, or such other place as Lender or any holder hereof may from time to time designate, the principal sum of Two Million Dollars ($2,000,000.00), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Loan and Security Agreement referred to below), in United States Dollars and in immediately available funds as provided in the Loan and Security Agreement of even date herewith between the Borrower and Lender (the "Loan and Security Agreement"), together with interest on the unpaid principal amount hereof from time to time outstanding at the rate set forth in the Loan and Security Agreement and any other Obligations under the Loan and Security Agreement. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed.

     This Note is issued pursuant to, and is entitled to the benefits of, the Loan and Security Agreement, as it may be amended from time to time. Reference is hereby made thereto for a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Loan and Security Agreement and a Guarantee, each of even date herewith, as more specifically described in the Loan and Security Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Loan and Security Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Revolving Credit Loan, the date and amount of each principal payment hereunder and the date of conversion of any principal amount of any Revolving Credit Loan into shares of Series A Preferred.

     The outstanding principal amount of any Revolving Credit Loan shall be convertible, at the option of the Lender, at any time and from time to time prior to the expiration of the Option Period, into fully paid and nonassessable shares of Series A Preferred in accordance with the provisions set forth in the Loan and Security Agreement. In addition, the Lender may, at its option and at any time and from time to time prior to the expiration of the Option Period, make additional Revolving Credit Loans to the Lender, up to the amount of the Revolving Credit Commitment, and convert the principal amount of any such additional Revolving Credit Loan into fully paid and nonassessable shares of Series A Preferred.

     If any payment of principal or interest is not made when due hereunder, or if any other event of Default shall occur for any reason, or if the Loan and Security Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Lender under the Loan and Security Agreement or any Loan Document, applicable law or otherwise, all such rights and remedies being cumulative and enforceable alternatively, successively and concurrently, Lender may, at its option, declare any and all of the Borrower's Obligations to be due and payable, whereupon the then unpaid balance thereof, together with all interest accrued thereon or expenses incurred in connection therewith shall forthwith become due and payable, together with all interest accruing thereafter at the rate of interest upon Default until the indebtedness evidenced by this Note is paid in full, plus all costs and expenses of collection hereof, including, without limitation, reasonable attorneys' fees and expenses.

     Borrower shall pay all Lender's costs and expenses (including, without limitation, all reasonable attorneys' fees and expenses) incurred in connection with the enforcement of or preservation of rights under this Revolving Credit Note on the terms provided in the Loan and Security Agreement.

     No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right of Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every indorser or guarantor of this Revolving Credit Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

     None of the terms or provisions of this Revolving Credit Note may be excluded, modified, or amended except by a written instrument duly executed on behalf of the holder expressly referring hereto and setting forth the provision so excluded, modified or amended. This Revolving Credit Note shall be binding upon the successors and assigns of the Borrower and inure to the benefit of Lender and its successors, endorsees and assigns. If any term or provision of this Revolving Credit Note shall be held to be invalid or unenforceable, in whole or in part in any jurisdiction, then such invalidity or unenforceability shall only effect such term or provision, and shall not effect such term or provision in any other jurisdiction or any other term or provision of this Revolving Credit Note.

     BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER AT THE ADDRESS PROVIDED BELOW THE BORROWER'S EXECUTION HEREOF. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     Borrower hereby waives its right to a jury trial in any judicial proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with this Revolving Credit Note, the Loan and Security Agreement or any Loan Document or the relationship established thereunder.

     All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts or choice of laws) and this Revolving Credit Note shall be deemed to be made under seal.


ATTEST:                                 IMAGE TECHNOLOGIES CORPORATION



                                        By:
------------------------------             ------------------------------
Assistant Secretary                     Name:  Robert Lee Thompson
                                        Title:  President

                                        Address:  27 Wormwood Street
                                                  Boston, MA  02210-1625

                       SCHEDULE OF LOAN AND PAYMENTS OF
     PRINCIPAL TO REVOLVING CREDIT NOTE OF IMAGE TECHNOLOGIES CORPORATION
                              DATED: May 28, 1997

-------------------------------------------------------------------------------
                                                      Principal
                                                        Amount
                                                    Converted into
          Principal     Maturity      Principal        Series A
          Amount of    of Interest     Amount         Preferred        Unpaid
 Date       Loan         Period         Paid            Stock          Balance
 ----       ----         ------         ----            -----          -------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                       Exhibit B
                                                                       ---------

                        IMAGE TECHNOLOGIES CORPORATION
                                 [Letterhead]


                                          _____________________, 1997



Nitinol Medical Technologies, Inc.
27 Wormwood Street
Boston, MA 02210-1625

Attn:  Theodore I. Pincus, Executive Vice President and Chief Financial Officer

       Re:  Revolving Credit Loan Request
            -----------------------------

Ladies and Gentlemen:

       The undersigned, Image Technologies Corporation, a Delaware corporation (the "Borrower") hereby requests that you make a Revolving Credit Loan pursuant to the terms and conditions set forth in the Loan and Security Agreement dated as of May 28, 1997 (the "Loan and Security Agreement"), by and between the Borrower and Nitinol Medical Technologies, Inc., a Delaware corporation (the "Lender"), as the same may be amended and in effect from time to time, as set forth below. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan and Security Agreement.

       The Borrower hereby represents, warrants and certifies to you that (a) the representations and warranties of the Borrower contained in the Loan and Security Agreement and the other Loan Documents (as defined therein) or otherwise made by the Borrower in connection with the transactions contemplated thereby were true and correct in all respects when made and are true and correct in all respects on and as of the date hereof with the same effect as if made herein (except to the extent of changes resulting from transactions contemplated or permitted by the Loan and Security Agreement and the other Loan Documents and changes occurring in the ordinary course of business and except to the extent that such representations and warranties relate expressly to an earlier date),
(b) the Borrower has performed and complied in all respects with all of the terms and conditions contained in the Loan and Security Agreement required to be performed or complied with by the Borrower prior to or at the time of the borrowing requested herein, (c) at and as of the date hereof, no Default or event of Default or condition which would, with the lapse of time or the

Nitinol Medical Technologies, Inc.
Page 2


giving of notice, or both, result in an Default or event of Default exists and/or shall result from the consummation of the borrowing requested herein, (d) the aggregate amount of Revolving Credit Loans (including the proposed Revolving Credit Loan), does not exceed the Revolving Credit Commitment, (e) the Working Capital Purpose for which the Revolving Credit Loan shall be used is __________
_______________________________________________________________________________
and the Borrower is operating in accordance with the Business Plan and (f) no third party patent or other intellectual or industrial property right that includes a claim which covers or allegedly covers a Licensed Product and which prevents the Borrower from entering the market or, once entered, continuing in the market for such Licensed Products has issued.

       The Borrower requests, pursuant to (S) 2.1 of the Loan and Security Agreement, that the Lender make a Revolving Credit Loan in the principal amount of $___________ on _________________, 1997.

       You are hereby directed to transfer the proceeds of the requested Revolving Credit Loan to Borrower in accordance with the following instructions:
[Insert Instructions]


                                         Very truly yours,

                                         IMAGE TECHNOLOGIES CORPORATION



                                         By:
                                            ----------------------------
                                            Title:  President

                              SECURITY AGREEMENT
                              ------------------


                           DATED as of May 29, 1997


                                    between


                              ROBERT LEE THOMPSON


                                      and


                      NITINOL MEDICAL TECHNOLOGIES, INC.

                               TABLE OF CONTENTS
                               -----------------

1.      Definitions.......................................................  1
2.      Grant of Security Interest........................................  1
        2.1.  Collateral Granted..........................................  1
3.      Title to Collateral, etc..........................................  2
4.      Continuous Perfection.............................................  2
5.      No Liens..........................................................  2
6.      No Transfers......................................................  2
7.      Maintenance of Collateral; Compliance with Law....................  2
8.      Collateral Protection Expenses; Preservation of Collateral........  3
        8.1.  Expenses Incurred by NMT....................................  3
        8.2.  NMT's Obligations and Duties................................  3
9.      Further Assurances................................................  3
10.     Power of Attorney.................................................  4
        10.1.  Appointment and Powers of NMT..............................  4
        10.2.  Ratification by Guarantor..................................  5
        10.3.  No Duty on NMT.............................................  5
11.     Remedies..........................................................  5
12.     No Waiver, etc....................................................  5
13.     Marshalling.......................................................  6
14.     Proceeds of Dispositions; Expenses................................  6
15.     Governing Law; Consent to Jurisdiction............................  7
16.     Waiver of Jury Trial..............................................  7
17.     Miscellaneous.....................................................  7


                                                                     Exhibit C-1
                                                                     -----------
                               SECURITY AGREEMENT
                               ------------------


     SECURITY AGREEMENT, dated as of May 29, 1997, between ROBERT LEE THOMPSON, an individual residing at 8334 Dogwood Lane, Rogers, Arkansas 72756 (the "Guarantor"), and NITINOL MEDICAL TECHNOLOGIES, INC., a Delaware corporation having a principal place of business at 27 Wormwood Street, Boston, Massachusetts 02210 (hereinafter "NMT").

     WHEREAS, Image Technologies Corporation, a Delaware corporation having a principal place of business at 27 Wormwood Street, Boston, Massachusetts 02210 (hereinafter "ITC") has entered into a Loan and Security Agreement dated as of May 29, 1997 (as amended and in effect from time to time, the "Loan and Security Agreement"), with NMT, pursuant to which NMT, subject to the terms and conditions contained therein, is to provide a line of credit on behalf of ITC; and

     WHEREAS, it is a condition precedent to NMT's issuing such line of credit under the Loan and Security Agreement that the Guarantor execute and deliver to NMT a security agreement in substantially the form hereof; and

     WHEREAS, the Guarantor wishes to grant security interests in favor of NMT as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.    Definitions.  All capitalized terms used herein without definitions
           -----------
shall have the respective meanings provided therefor in the Loan and Security Agreement.

     2.    Grant of Security Interest.
           --------------------------

           2.1.  Collateral Granted.  The Guarantor hereby grants to NMT, to
                 ------------------
     secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to NMT the following properties, assets and rights of the Guarantor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                 All patents, patent applications, trademarks, trademark applications (including, without limitation, those listed in Exhibit
                                                                        -------
           A, hereto and made part hereof), license fees, income, royalties,
           -
           trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, present and future trademarks and copyrights, license fees, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Guarantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Guarantor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics, and all of Guarantor's rights to any of the foregoing throughout the world.

     3.    Title to Collateral, etc.  The Guarantor is the owner of the
           ------------------------
Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Loan and Security Agreement.

     4.    Continuous Perfection. The Guarantor's place of residence or, if more
           ---------------------
than one, primary residence is indicated in this Agreement. The Guarantor will not change the same in any manner, without providing at least 30 days prior written notice to NMT.

     5.    No Liens.  Except for the security interest herein granted and liens
           --------
permitted by the Loan and Security Agreement, the Guarantor shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Guarantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to NMT. The Guarantor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than NMT except for liens permitted by the Loan and Security Agreement.

     6.    No Transfers.  The Guarantor will not sell or offer to sell or
           ------------
otherwise transfer the Collateral or any interest therein.

     7.    Maintenance of Collateral; Compliance with Law.  The Guarantor will
           ----------------------------------------------
keep the Collateral in good order and will not use the same in violation of law or any policy of insurance thereon. NMT, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Guarantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation or maintenance of such Collateral or incurred in connection with this Agreement, unless otherwise specified in the Loan and Security Agreement.

     8.    Collateral Protection Expenses; Preservation of Collateral.
           ----------------------------------------------------------

           8.1.  Expenses Incurred by NMT.  In its discretion, NMT may discharge
                 ------------------------
     taxes and other encumbrances at any time levied or placed on any of the Collateral and pay any necessary filing fees. NMT may (i) pay all renewal fees and other fees and costs associated with maintaining the patents and marks and with the processing of the patents and marks, (ii) at Guarantor's sole cost, expense, and risk, pursue the prompt, diligent, processing of each Application for Registration which is the subject of the foregoing assignment and not abandon or delay any such efforts, and (iii) at Guarantor's sole cost, expense, and risk, take any and all action which may be necessary or desirable to protect the patents and marks, including, without limitation, the prosecution and defense of infringement actions. The Guarantor agrees to reimburse NMT on demand for any and all expenditures so made. NMT shall have no obligation to the Guarantor to make any such expenditures, nor shall the making thereof relieve the Guarantor of any default, unless otherwise specified in the Loan and Security Agreement.

           8.2.  NMT's Obligations and Duties.  Anything herein to the contrary
                 ----------------------------
     notwithstanding, the Guarantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Guarantor thereunder. NMT shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by NMT of any payment relating to any of the Collateral, nor shall NMT be obligated in any manner to perform any of the obligations of the Guarantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by NMT in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to NMT or to which NMT may be entitled at any time or times.

     9.    Further Assurances.  The Guarantor, at its own expense, shall do,
           ------------------
make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as NMT may require more completely to vest in and assure to NMT its rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (ii) executing, delivering and, where appropriate filing security interests with the Patent and Trademark Office or the Copyright Office (iii) obtaining governmental and other third party consents and approvals, (iv) obtaining waivers from mortgagees and landlords and (v) taking all actions required by Sections 8-313 and 8-321 of the Uniform

Commercial Code, as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

     10.   Power of Attorney.
           -----------------

           10.1. Appointment and Powers of NMT. The Guarantor hereby irrevocably
                 -----------------------------
     constitutes and appoints NMT and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Guarantor or in NMT's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Guarantor, without notice to or assent by the Guarantor, to do the following:

                 (a) upon the occurrence and during the continuance of an event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Massachusetts Uniform Commercial Code and as fully and completely as though NMT were the absolute owner thereof for all purposes, and to do at the Guarantor's expense, at any time, or from time to time, all acts and things which NMT deems necessary to protect, preserve or realize upon the Collateral and NMT's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Guarantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Guarantor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if NMT so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                 (b) to file such financing statements with respect hereto, with or without the Guarantor's signature, or a photocopy of this Agreement in substitution for a financing statement, as NMT may deem appropriate and to execute in the Guarantor's name such financing statements and amendments thereto and continuation statements which may require the Guarantor's signature.

           10.2. Ratification by Guarantor.  To the extent permitted by law, the
                 -------------------------
     Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

           10.3  No Duty on NMT.  The powers conferred on NMT hereunder are
                 --------------
     solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. NMT shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Guarantor for any act or failure to act, except for NMT's own gross negligence or willful misconduct.

     11.   Remedies.  If an event of Default shall have occurred and be
           --------
continuing, NMT may, without notice to or demand upon the Guarantor, declare this Agreement to be in default, and NMT shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose NMT may, so far as the Guarantor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. NMT may in its discretion require the Guarantor to assemble all or any part of the Collateral at such location or locations within the state(s) of the Guarantor's principal office(s) or at such other locations as NMT may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, NMT shall give to the Guarantor at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Guarantor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Guarantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of NMT's rights hereunder, including, without limitation, its right following an event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

     12.   No Waiver, etc.  The Guarantor waives demand, notice, protest, notice
           --------------
of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Guarantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as NMT may deem advisable. NMT shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto. NMT shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by NMT. No delay or omission on the part of NMT in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of NMT with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as NMT deems expedient.

     13.   Marshalling.  NMT shall not be required to marshal any present or
           -----------
future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Guarantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of NMT's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Guarantor hereby irrevocably waives the benefits of all such laws.

     14.   Proceeds of Dispositions; Expenses. The Guarantor shall pay to NMT on
           ----------------------------------
demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by NMT in protecting, preserving or enforcing NMT's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as NMT may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by
Section 9-504(l)(c) of the Massachusetts Uniform Commercial Code, any excess shall be returned to the Guarantor, and the Guarantor shall remain liable for any deficiency in the payment of the Obligations.

     15.   Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED
           --------------------------------------
TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Guarantor agrees that any suit for the enforcement of this Agreement may be brought in the courts of The Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in of the Loan and Security Agreement. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     16.   Waiver of Jury Trial.  THE GUARANTOR WAIVES ITS RIGHT TO A JURY TRIAL
           --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Guarantor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (i) certifies that neither NMT nor any representative, agent or attorney of NMT has represented, expressly or otherwise, that NMT would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Loan and Security Agreement, NMT is relying upon, among other things, the waivers and certifications contained in this (S)19.

     17.   Miscellaneous. The headings of each section of this Agreement are for
           -------------
convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Guarantor and its respective successors and assigns, and shall inure to the benefit of NMT and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Guarantor acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Guarantor has caused this Agreement to be duly executed as of the date first above written.


ROBERT LEE THOMPSON


By:
   -------------------------------
Name:   Robert Lee Thompson


NITINOL MEDICAL TECHNOLOGIES, INC.


By:
   -------------------------------
Name:   Thomas M. Tully
Title:  President

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS
                                       ) ss.
COUNTY OF _____________________________)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 28th day of May, 1997, personally appeared ________________ to me known personally, and who, being by me duly sworn, deposes and says that he is Robert Lee Thompson, and that said instrument was signed and sealed on behalf of said, and said acknowledged said instrument to be the free act and deed of said trust.



                                            ----------------------------------
                                            Notary Public
                                            My commission

                                                                     Exhibit C-2
                                                                     -----------

                                   GUARANTEE


     This GUARANTEE is made as of May 29, 1997, by Robert Lee Thompson, an individual residing at 8334 Dogwood Lane, Rogers, Arkansas 72756 (the "Guarantor"), in favor of Nitinol Medical Technologies, Inc., a Delaware corporation having a principal place of business at 27 Wormwood Street, Boston, MA 02210 (the "Lender"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in that certain Loan and Security Agreement of even date herewith by and between the Borrower (as defined below) and the Lender (the "Loan Agreement"). In consideration of the Lender's entering into the Loan Agreement with Image Technologies Corporation, a Delaware corporation having a principal place of business at 27 Wormwood Street, Boston, MA 02210 (the "Borrower"), and for other good and valuable consideration, the receipt of which are hereby acknowledged, the Guarantor agrees as follows:

     1. GUARANTEE OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Lender the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance of all liabilities, agreements and other obligations of the Borrower to the Lender, including, without limitation, any and all obligations of the Borrower to the Lender arising out of or related to the Loan Agreement, the Loan Documents or the Lender Guarantees, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (the "Obligations"). This Guarantee is an absolute, unconditional and continuing Guarantee of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, or should the Borrower or the Guarantor become insolvent or make a composition, trust mortgage or general assignment for the benefit of creditors, or if a proceeding under any federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally be filed or commenced by, against or in respect of the Borrower or the Guarantor, the obligations of the Guarantor hereunder shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

     2. GRANT OF SECURITY INTEREST. To secure payment and performance of Guarantor's Obligations hereunder, the Guarantor hereby grants to the Lender a continuing lien on and security interest in the following properties, assets and rights of the Guarantor, wherever located, whether now owned or hereafter acquired or arising: all patents, patent applications, trademarks, trademark applications (including, without limitation, those listed in Schedule I, hereto
                                                             ----------
and made part hereof), license fees, income, royalties, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, present and future trademarks and copyrights, license fees, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Guarantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Guarantor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics, and all of Guarantor's rights to any of the foregoing throughout the world (collectively, the "Pledged Collateral"). In connection therewith, Guarantor agrees to execute and file in the United States Patent and Trademark Office the Grant of Security Interest (Patents) in substantially the form attached hereto as Exhibit A, and any and all additional
                                          ---------
documents, instruments and certificates as the Lender may reasonably require in order to secure the Obligations.

     3. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs, expenses and reasonable attorney's fees) incurred or expended by the Lender in connection with the Obligations, this Guarantee and the enforcement thereof, together with interest on amounts recoverable under this Guarantee from the time such amounts become due until payment, at the rate per annum equal to thirteen (13%) percent; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4. LIMITED GUARANTEE. The Lender's sole recourse against the Guarantor under this Guarantee shall be to the Pledged Collateral.

     5. WAIVERS BY GUARANTOR; LENDER'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, security or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Lender may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

     6. APPLICATION OF PROCEEDS. Any and all proceeds realized or obtained by the Lender under this Guarantee shall be applied to the amounts outstanding under the Loan Agreement or any other Loan Document, after payment of any and all expenses, attorney's fees and other costs of collection hereunder in accordance with the following:

         (a) All such proceeds shall first be applied to the payment of any and all expenses, charges or other amounts which may be due and owing under the Loan Agreement or the Loan Documents;

         (b) Any and all such proceeds remaining after application as provided in paragraph (a) above shall be applied to the payment of any principal, interest or charges outstanding under the Loan Agreement or the Loan Documents in accordance therewith, or if not provided, in the Lender's sole discretion; and

         (c)  Any surplus remaining after application as provided in paragraphs
              (a) and (b) above, shall be paid or returned to Guarantor, or its successors or assigns or to whomsoever may be lawfully entitled to receive the same.

     7. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, including, without limitation, any release or discharge under any federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, this Guarantee shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     8. SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights and hereby waives any and all claims against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Lender or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the

Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Lender or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby waived and postponed and subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations by the Borrower, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guarantee.

     9. ENFORCEABILITY. This Guarantee constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, and will not contravene any existing law, rule or regulation, or any agreement, order, judgment or decree to which Guarantor is a party or by which Guarantor is bound.

     10. FURTHER ASSURANCES. The Guarantor agrees that it will promptly provide to the Lender, copies of such information relating to the affairs of the Guarantor as the Lender may reasonably request. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Lender may consider necessary or desirable to give full effect to this Guarantee and to perfect and preserve the rights and powers of the Lender hereunder.

     11. TERMINATION; REINSTATEMENT. This Guarantee shall remain in full force and effect until the payment is received in full of the Obligations. This Guarantee shall continue to be effective or be reinstated, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

     12. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment or transfer, with all the rights in respect thereof granted to the Lender herein.

     13. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guarantee nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     14. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of facsimile, when transmitted, addressed as follows: if to the Guarantor, at the address set forth above, and if to the Lender, at the address set forth above, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attn: Steven D. Singer, Esq., or at such address as either party may designate in writing.

     15. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (AND NOT THE LAW OF CONFLICTS) OF THE COMMONWEALTH OF MASSACHUSETTS.

     16. CONSENT TO JURISDICTION. THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GUARANTOR AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTEE SHALL BE BROUGHT ONLY IN A COURT IN THE COMMONWEALTH OF MASSACHUSETTS.

     17. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTEE OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     18. MISCELLANEOUS. The Guarantee constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive to any remedies provided by law or any other agreement. The invalidity or unenforceability of any one or more sections of this Guarantee shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guarantee shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed and delivered as of the date appearing on page one.

Witness:



----------------------------

                                     -------------------------------------
                                     Robert Lee Thompson

                                                                       Exhibit D
                                                                       ---------



                                     [Date]



Nitinol Medical Technologies, Inc.
27 Wormwood Street
Boston, MA  02210-1625

Attn: Theodore I. Pincus, Executive Vice President and Chief Financial Officer

     Re: Loan and Security Agreement, dated as of May 29, 1997, between Image Technologies Corporation (the "Company") and Nitinol Medical Technologies, Inc. (the "Lender")
          ------------------------------------------------------


     We have acted as counsel to the Company, a Delaware corporation and Robert Lee Thompson (the "Guarantor") in connection with the Loan and Security Agreement by and between the Company and the Lender dated as of May 29, 1997 (as the same may be amended from time to time, the "Loan and Security Agreement") and the other Loan Documents (defined hereinafter). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Loan and Security Agreement.

     For purposes of the opinions expressed below, we have examined:

     a.   the Loan and Security Agreement;

     b.   the Revolving Credit Note;

     c.   the Guarantee;

     d.   the Security Agreement;

     e.   the Grant of Security Interest (Patents) of the Guarantor;

     f.   the Grant of Security Interest (Trademarks) of the Company;

     g. such other documents, instruments and certificates delivered by the Company in connection with the transaction contemplated by the Loan and Security Agreement;

     h.   UCC-1 financing statements to be filed in the filing offices listed on
          Schedule I (the "Financing Statements");
                           --------------------

     i. the By-laws of the Company, as in effect on the date hereof, provided to us by the Company;

     j. the corporate minute books of the Company, as provided to us by the Company;

     k. certificates of legal existence and corporate good standing for the Company as identified on Schedule II;

     l. certified copies of resolutions of the board of directors of the Company approving the transactions contemplated by the Loan Documents (defined hereinafter) and authorizing, among other things, the execution, delivery and performance by the Company of each of the Loan Documents (defined hereinafter) to which it is a party;

     m. incumbency and signature certificates as to the officers of the Company; and

     n. such other documents, instruments and certificates (including, but not limited to, certificates of public officials and officers of the Company) considered necessary for purposes of this opinion.

     The documents referred to in items (a) through (n) above are herein referred to as the "Loan Documents." In examining the documents described above, we have assumed the genuineness of all signatures other than those of the Company, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies.

     For purposes of this opinion, we have assumed that the Lender has the power to execute, deliver and perform all agreements, documents and certificates executed by the Lender; that the Lender has duly and validly executed and delivered such agreements, documents and certificates; and that such agreements, documents and certificates are legally valid and binding on and enforceable against the Lender.

     On the basis of and subject to the foregoing, we are of the opinion that:

     1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and authorized to do business in each other jurisdiction where such authorization is necessary to conduct the Company's business as contemplated by the Loan Documents to which it is a party.


     2. The Company has full corporate power and authority to (i) own its real and personal property and to carry on its business as now conducted, (ii) enter into, execute and deliver each of the Loan Documents to which it is a party and (iii) carry out the terms of the Loan Documents to which it is a party all of which have been duly authorized by all proper and necessary corporate action. In addition, the Company has full corporate power and authority to make the borrowings contemplated by the Loan Documents, to execute, deliver and carry out the terms of the Revolving Credit Note and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary corporate action.


     3. The execution and delivery by the Company and the Guarantor of the Loan Documents to which they are a party, do not, and the performance thereunder will not result in any violation of, be in conflict with, constitute a default under, give rise to any obligation to redeem securities under, or except for the security interests securing the Loan and Security Agreement and the other Loan Documents, result in the creation of a lien or encumbrance under, any term or provision of:
          (a) the charter or by-laws of the Company (b) any presently existing federal or state law, statute or governmental regulation, (c) any judgment, decree or order known to us in which the Company or the Guarantor, as the case may be, is named as a party, or (e) any material agreement to which the Company or the Guarantor, as the case may be, is a party.


     4. Upon the Lender making the Revolving Credit Loan pursuant to the Loan and Security Agreement, the provisions of the Loan and Security Agreement, the Security Agreement, the Grant of Security Interest (Trademarks) executed by the Company and the Grant of Security Interest (Patents) executed by the Guarantor are sufficient to create in favor of the Lender a security interest in the Collateral and the Pledged Collateral (as defined in the Guaranty Agreement), of each of the respective parties thereto. Upon the filing of the Financing Statements in the filing offices listed on Schedule I hereto, the
                                                     ----------
          Lender will hold a first priority perfected security interest in the Collateral and the Pledged Collateral, as the case may be, in which a security interest may be perfected by the filing of financing statements under Article 9 of the Uniform Commercial Code as in effect in the jurisdictions in which the filing offices are located. Upon the filing of the Grant of Security Interest (Patents) in the United States Patent and Trademark Office and the filing of the Grant of Security Interest (Trademarks) in the United States Patent and Trademark Office, the Lender will hold a first priority perfected security interest in the Pledged Collateral and the Collateral, as the case may be, in which a security interest may be perfected by such filings.

     5. No consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any governmental body or any other person (except for those which have been obtained, made or given) (i) is required to authorize, or is required in connection with, the execution, delivery and performance of the Loan Documents or (ii) is required as a condition to the validity or enforceability of the Loan Documents.

     6. There are no actions, suits or proceedings at law or in equity or by or before any governmental body (whether or not purportedly on behalf of the Company) pending or threatened against the Company, or any of its property or rights, which (i) if adversely determined, could reasonably be expected to have a material adverse effect on the Company, or (ii) call into question the validity of or the enforceability of any of the Loan Documents.

     7. To our knowledge, neither the Company nor the Guarantor is in default under any mortgage, indenture, contract, agreement, judgment, decree or order to which it is a party or by which it is bound. The execution or delivery of the Loan Documents and the carrying out of the terms of the Loan Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been obtained) or result in the creation or imposition of, or obligation to create, any lien upon the property of the Company or the Guarantor pursuant to the terms of any such mortgage, indenture, contract, agreement, judgment, decree or order.

     This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any change in any of these sources of law or other subsequent development which might affect any matters or opinions set forth herein.

     This opinion is being delivered to the Lender in connection with the Loan Documents and may not be relied upon by any other person or entity (other than by Hale and Dorr LLP, as counsel to the Lender, and any assigns of the Lender), or for any other purpose without our prior written consent.

                                     Very truly yours,



                                     [____________________]

                                 Schedule I to
                      Opinion of [_____________________]



Filing Offices
--------------

                                Schedule II to
                       Opinion of [___________________]

                        Certificates of Good Standing,
                        ------------------------------
                  Legal Existence and Foreign Qualifications
                  ------------------------------------------

A.   Good Standing and Legal Existence
     ---------------------------------

     1. A Certificate of the Secretary of State of the State of Delaware dated ___________________, attesting to the continued legal existence and good standing of the Company.

B.   Foreign Qualifications
     ----------------------

     1. A Certificate of good standing as a foreign corporation for the Company dated ______________________, issued by the Secretary of State of the Commonwealth of Massachusetts.

                                 EXHIBIT E(1)
                                      To
                          Loan and Security Agreement
                           Dated as of May __, 1997

                    GRANT OF SECURITY INTEREST (TRADEMARKS)
                    ---------------------------------------


     Image Technologies Corporation, a Texas corporation (the "Borrower"), is obligated to Nitinol Medical Technologies, Inc., as Lender (the "Secured Party"), and has entered into a Loan and Security Agreement dated the date hereof (the "Loan and Security Agreement") in favor of the Secured Party.

     Pursuant to the Loan and Security Agreement, the Borrower granted to the Secured Party a security interest in all of the right, title and interest of the Borrower in and to the trademarks listed on Schedule A attached hereto, which
                                            ----------
trademarks are registered in the United States Patent and Trademark Office (the "Trademarks"), together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations (as defined in the Loan and Security Agreement).

     For good and valuable consideration, the receipt of which is hereby acknowledged, and for the purpose of recording the grant of the security interest as aforesaid, the Borrower does hereby further assign to the Secured Party, and grant to the Secured Party, subject to the provisions of the Loan and Security Agreement, a security interest in, the Collateral to secure the prompt payment, performance and observance of the Obligations.

     The Borrower does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the assignment of and security interest in the Collateral made and granted hereby are set forth in the Loan and Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     Until an Event of Default has occurred and is continuing, Secured Party hereby grants to the Borrower, a license to use the Collateral in connection with the operations and management of its business. Borrower agrees that all goods and services provided under any of the Trademarks shall be of the same quality as the goods and services provided presently by the Borrower.

     Upon the indefeasible cash payment in full of all Obligations (as such term is defined in the Loan and Security Agreement), the Secured Party will take whatever actions are necessary at the Borrower's expense to release or reconvey to Borrower all right, title and interest of the Borrower in and to the Collateral.

     The Secured Party's address is: 27 Wormwood Street, Boston, Massachusetts 02210-1625.

     IN WITNESS WHEREOF, the Borrower has caused this Grant of Security Interest (Trademarks) to be duly executed by its duly authorized officer as of the ____ day of May, 1997

WITNESS:                                    IMAGE TECHNOLOGIES CORPORATION



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


STATE OF __________   )
                      )
COUNTY OF __________  )


     On this ____ day of May, 1997, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is a __________ of Image Technologies Corporation, the corporation described in and which executed the above instrument, and that he signed his name thereto by order of the board of directors thereof.



                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires:

                                  EXHIBIT E(2)
                                       TO
                          Loan and Security Agreement
                            Dated as of May __, 1997

                      GRANT OF SECURITY INTEREST (PATENTS)
                      ------------------------------------


     Image Technologies Corporation, a Texas corporation (the "Borrower"), is obligated to Nitinol Medical Technologies, Inc., as Lender (the "Secured Party"), and has entered into a Loan and Security Agreement dated the date hereof (the "Loan and Security Agreement") in favor of the Secured Party.

     Pursuant to the Loan and Security Agreement, the Borrower granted to the Secured Party a security interest in all of the right, title and interest of the Borrower in and to the patents and patent applications listed on Schedule A
                                                                 ----------
attached hereto, which patents and patent applications are registered in the United States Patent and Trademark Office (the "Patents"), and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations (as defined in the Loan and Security Agreement).

     For good and valuable consideration, the receipt of which is hereby acknowledged, and for the purpose of recording the grant of the security interest as aforesaid, the Borrower does hereby further assign to the Secured Party, and grant to the Secured Party, subject to the provisions of the Loan and Security Agreement, a security interest in, the Collateral to secure the prompt payment, performance and observance of the Obligations.

     The Borrower does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the assignment of and security interest in the Collateral made and granted hereby are set forth in the Loan and Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     Until an Event of Default has occurred and is continuing, Secured Party grants to Borrower a license to use the Collateral in connection with the operation and management of its business.

     Upon the indefeasible cash payment in full of all Obligations (as such term is defined in the Loan and Security Agreement), the Secured Party will take whatever actions are necessary at the Borrower's expense to release or reconvey to Borrower all right, title and interest of the Borrower in and to the Collateral.

     The Secured Party's address is: 27 Wormwood Street, Boston, Massachusetts 02210-1625.

     IN WITNESS WHEREOF, the Borrower has caused this Grant of Security Interest (Patents) to be duly executed by its duly authorized officer as of the ____ day of May, 1997.

WITNESS:                                    IMAGE TECHNOLOGIES CORPORATION



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


STATE OF __________  )
                     )
COUNTY OF _________  )


     On this ____ day of May, 1997, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is a __________ of Image Technologies Corporation, the corporation described in and which executed the above instrument, and that he signed his name thereto by order of the board of directors thereof.



                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires:


                                      -2-